Investor Contact:

Dow Jones & Company

Mark Donohue

200 Liberty Street

Director, Investor Relations

New York, NY 10281

(609) 520-5660

Media Contact:

Nicole Pyhel

Senior Manager, Corporate Communications

(609) 520-4057

DOW JONES REPORTS IMPROVED

REVENUE AND PROFIT FOR SECOND QUARTER 2004

Provides 3rd Quarter Outlook

NEW YORK (July 15, 2004)—Dow Jones & Company (NYSE: DJ) today reported that it earned 41 cents per diluted share during the second quarter of 2004, compared with 38 cents per diluted share in the second quarter of 2003.  Excluding the special items explained herein, the Company earned 41 cents per diluted share during the second quarter of 2004, up 52% over the 27 cents per diluted share earned in the second quarter of 2003.

Revenue rose 11.2% in the second quarter of 2004 to $437.8 million compared to second quarter of 2003 and operating income was up 5.8% over last year to $56.3 million.  Excluding special items, operating income increased 61.7% and operating margins were 12.9% in 2004, up from 8.8% in 2003.  Results were driven by improved revenue, profit and margin in nearly all of the company’s major businesses.

Special Items: In the second quarter of 2004, the Company recorded special items which net to zero cents per share as a special gain of two cents per share related to the disposition of an investment was offset by a loss of two cents per share for accretion of discount on a contract-guarantee obligation.  In the second quarter of 2003, special items netted to a gain of 11 cents per share and included a gain from the settlement of a business-interruption insurance claim with respect to loss of operating income suffered as a result of the terrorist attacks on the World Trade Center on Sept. 11, 2001, net of a charge for accretion of discount on a contract-guarantee obligation.

“We’re encouraged once again by improvements in revenue and profit in each of our business segments during the quarter,” said Peter R. Kann, chairman and chief executive officer of Dow Jones & Company.  “Our continued focus on product quality, effective sales efforts, sensible investments, operating efficiencies and cost controls is paying off as evidenced by year over year earnings growth in each quarter since the beginning of 2003.”

Mr. Kann continued: “Nonetheless, we still see inconsistent trends in monthly Wall Street Journal advertising and ad levels, and results remain well below what we consider normal levels.  We’ll continue to control all we can to maximize financial results in any advertising environment.”

Dow Jones also said that it expects earnings per share before special items in the third quarter of 2004, to be about 20 cents per share, compared with 14 cents per share in the third quarter of 2003.  This assumes third-quarter 2004 linage at the U.S. Wall Street Journal will be up in the low single digit percentage range over the third quarter of 2003.  The third quarter, including the summer months, is historically the Company’s lightest quarter for advertising at The Wall Street Journal.  Based on currently anticipated special items in the third quarter of 2004, the Company expects reported earnings per share to be in the upper-teens cents per share range, compared with 35 cents per share in the third quarter of 2003.  Please refer to the attached table for a reconciliation of the Company’s third quarter earnings before and after special items.

Segment Results

Print Publishing revenue increased $19.5 million, or 8.3%, in the second quarter of 2004 over the same period a year ago.  Operating income rose 210% to $17.3 million and operating margin was 6.8% in the second quarter of 2004—an improvement from the prior year’s operating margin of 2.4%.  U.S. Wall Street Journal advertising linage increased 3.3% (up 1.1% in June, with one extra issue) while linage at the international editions of the Journal increased 6.9% (flat in the month of June, with two extra issues in the European edition and one extra issue in the Asian edition).  Barron’s advertising pages increased 21.1% in the quarter (down 25.4% in June with one less issue).

Electronic Publishing revenue in the second quarter of 2004 increased 20.2% and operating income rose 42.7% from the same period a year ago, driven by the acquisitions of Alternative Investor Group in March 2004 and vwd, a German business wire, in April 2004, together with improved performance in all business segments.  Operating margin of 23.8% was up over the previous year’s 20.1%.  Terminal counts at Newswires were down 2.0% to last year, but up 0.7% on a sequential basis.  Paid subscribers to The Wall Street Journal Online grew to 684,000 as of June 30, 2004, up 1.9% from the prior year period.

Ottaway Community Newspapers’ revenue in the second quarter of 2004 increased 10.8% from the same period a year ago to $87.8 million with operating income up 17.0% to $25.2 million.  Operating margin of 28.7% was up over last year’s 27.1%.  Excluding the May 2003 acquisition of The Record of Stockton, same property revenue was up 6.4% and operating income was up 13.1%.  Same-property advertising linage increased 5.5% in the second quarter (linage was up 4.7% in June even with one fewer Sunday).

The Company ended the second quarter with $215 million in debt, compared with $258 million at the end of the first quarter of 2004.

As previously announced, the Company will host an earnings conference call at 10 a.m. ET today.  The call can be accessed via a live Web cast through the Investor Relations section of the Company’s Web site, www.dowjones.com, or through a listen-only, dial-in conference line, by dialing 877-407-3140.   A replay of the conference call and the full text of the prepared remarks will be available on the Company’s Web site in the Investor Relations section shortly after the call concludes.

Dow Jones & Company (NYSE: DJ; dowjones.com) publishes The Wall Street Journal and its international and online editions, Barron's and the Far Eastern Economic Review, Dow Jones Newswires, Dow Jones Indexes and the Ottaway group of community newspapers. Dow Jones is co-owner with Reuters Group of Factiva, with Hearst of SmartMoney and with NBC Universal of CNBC television operations in Asia and Europe. Dow Jones also provides news content to CNBC and radio stations in the U.S.

Information Relating To Forward-Looking Statements:

This press release contains forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those anticipated, including the cyclical nature of the Company's business and the strong, negative impact of economic downturns on advertising revenues, particularly in the Company’s core advertising market—B2B advertising; the risk that inconsistent trends across major advertising  categories, such as technology and finance, will continue; the risk that advertising levels will not return to the pre-boom, pre-bust levels that the Company considers normal levels; the Company’s ability to limit and manage expense growth, especially in light of its prior cost cutting and its planned growth initiatives; the uncertainties relating to the Company’s guarantee to Cantor Fitzgerald Securities and Market Data Corporation; the intense competition the Company’s existing products and services face; the risk that the Company’s initiatives to attract more consumer advertising, and other diversified advertising, to The Wall Street Journal will not succeed; with respect to Newswires, the negative impact of consolidations and layoffs in the financial services industry on sales; and such other risk factors as may be included from time to time in the Company's reports filed with the Securities and Exchange Commission and posted in the Investor Relations section of the Company’s web site (www.dowjones.com). This press release includes certain non-GAAP financial measures as defined under SEC rules.  As required by SEC rules, we have attached to this press release a reconciliation of those measures to the most directly comparable GAAP measures. This reconciliation is also available on the Investor Relations page of our web site (www.dowjones.com)

Dow Jones & Company

Earnings Summary

5

(Unaudited)

(in thousands, except

per share amounts)

Quarters Ended June 30

Six Months Ended June 30

2004

2003

2004

2003

Reported results:

   Revenues

$437,790

$393,586

$839,411

$751,816

   Operating income

56,290

53,224

90,049

70,803

   Net income

34,041

30,838

51,857

97,770

   Effective tax rate*

42.3%

41.8%

42.0%

22.6%

   Diluted EPS

$.41

$.38

$.63

$1.19

Excluding items described in Note 2:

   Operating income

$  56,290

$  34,816

$  87,288

$  52,395

   Net income

34,019

  22,217

52,158

  31,938

   Effective tax rate*

40.9%

40.0%

40.1%

40.0%

   Diluted EPS

$.41

$.27

$.63

$.39

   EPS percentage change

51.9%

8.0%

61.5%

18.2%

*The effective income tax rate is net of minority interests.

See notes to financial information on page 10.

Reconciliation of Third Quarter Earnings Outlook

Quarters Ended September 30,

2004 Guidance

2003 Actual

Reported earnings per share

  upper-teens cents

$.35

per share range**

Adjusted to remove:

Contract guarantee

(.02)

(.03)

Special income tax matters

____________

      .24

EPS before special items

about $0.20

$.14

cents per share

**Based on special items currently anticipated.

Condensed Consolidated Statements of Income

(Unaudited)

 (in thousands, except

 per share amounts)

Quarters Ended June 30

Six Months Ended June 30

2004

2003

2004

2003

Revenues:

Advertising

$255,836

$223,328

$482,535

$413,836

Information services

81,518

71,060

157,345

142,916

Circulation and other

  100,436

    99,198

  199,531

  195,064

   Total revenues

  437,790

  393,586

  839,411

  751,816

Expenses:

News, production and technology

130,052

120,080

252,609

235,375

Selling, administrative and general

148,779

134,773

294,014

263,795

Newsprint

28,947

27,462

56,578

50,533

Print delivery costs

47,024

48,719

94,869

94,625

Depreciation and amortization

26,698

27,736

54,053

55,093

Restructuring charges and

  September 11 related items, net

_______

  (18,408)

    (2,761)

  (18,408)

   Operating expenses

  381,500

  340,362

  749,362

  681,013

   Operating income

56,290

53,224

90,049

70,803

Other income (deductions):

Investment income

165

179

256

253

Interest expense

(800)

(745)

(1,448)

(1,198)

Equity in earnings of

  associated companies

2,139

2,171

1,399

322

Gain on disposition of investment

3,260

3,260

Gain on resolution of Telerate sale

  loss contingencies

59,821

Contract guarantee

(1,819)

(2,459)

(3,804)

(5,069)

Other, net

       (499)

         212

     (1,265)

         651

Income before income taxes and

 minority interests

58,736

52,582

88,447

125,583

Income taxes

    25,004

    22,139

    37,485

    28,620

Income before minority interests

33,732

30,443

50,962

96,963

Minority interests

         309

         395

         895

         807

Net income

$  34,041

$  30,838

$  51,857

$  97,770

Net income per share:

  - Basic

$.42

$.38

$.63

$1.20

  - Diluted

.41

.38

.63

1.19

Weighted-average shares outstanding:

  - Basic

81,799

81,382

81,779

81,595

  - Diluted

82,211

81,674

82,211

81,860

See notes to financial information on page 10.

Dow Jones & Company

Segment Information

(Unaudited)

(dollars in thousands)

Quarters Ended June 30

Six Months Ended June 30

2004

2003

2004

2003

Revenues:

Print publishing

$253,761

$234,285

$491,336

$448,709

Electronic publishing

96,214

80,012

182,583

159,199

Community newspapers:

  Comparable operations

81,118

76,256

149,531

140,875

  Newly-acquired operations

      6,697

      3,033

   15,961

      3,033

  Consolidated revenues

$437,790

$393,586

$839,411

$751,816

Percentage change in revenues excluding

  newly-acquired operations

7.6%

(6.2)%

8.3%

(5.6)%

Operating income:

Print publishing

$  17,289

$    5,578

$  21,913

$       893

Electronic publishing

22,947

16,083

41,460

32,914

Community newspapers:

  Comparable operations

23,340

20,643

38,335

33,224

  Newly-acquired operations

1,821

857

3,798

857

Corporate

    (9,107)

     (8,345)

  (18,218)

  (15,493)

  Segment operating income

56,290

34,816

87,288

52,395

Restructuring charges and

  September 11 related items, net

_______

    18,408

      2,761

    18,408

  Consolidated operating income

$  56,290

$  53,224

$  90,049

$  70,803

Operating margin:

Print publishing

6.8%

2.4%

4.5%

0.2%

Electronic publishing

23.8

20.1

22.7

20.7

Community newspapers:

  Comparable operations

28.8

27.1

25.6

23.6

  Newly-acquired operations

27.2

28.3

23.8

28.3

  Segment operating margin

12.9

8.8

10.4

7.0

Depreciation and amortization (D&A):

Print publishing

$  16,866

$  17,708

$  34,542

$  35,388

Electronic publishing

6,950

6,788

13,610

13,578

Community newspapers:

  Comparable operations

2,548

3,034

5,032

5,792

  Newly-acquired operations

291

75

786

75

Corporate

           43

         131

           83

         260

  Consolidated D&A

$  26,698

$  27,736

$  54,053

$  55,093

See notes to financial information on page 10.

Dow Jones & Company

Supplemental Segment Revenue Information

(Unaudited)

(in thousands)

Quarters Ended June 30

Six Months Ended June 30

2004

2003

2004

2003

Print Publishing:

U.S. Publications:

   Advertising

$165,535

$147,098

$316,717

$276,955

   Circulation and other

66,104

67,322

132,057

133,712

International Publications:

   Advertising

13,996

11,141

25,916

21,134

   Circulation and other

      8,126

      8,724

    16,646

    16,908

       Total

253,761

234,285

491,336

448,709

Electronic Publishing:

Dow Jones Newswires:

   Domestic

48,945

41,867

93,348

85,232

   International

    14,616

    10,640

    25,413

    21,251

       Total Newswires(*)

63,561

52,507

118,761

106,483

Consumer Electronic Publishing(**)

19,893

17,582

38,062

32,953

Dow Jones Indexes/Ventures

    12,760

      9,923

    25,760

    19,763

       Total

96,214

80,012

182,583

159,199

Community Newspapers:

Advertising

   Comparable operations

60,577

55,884

109,668

101,575

   Newly-acquired operations

      5,740

     2,616

    13,517

      2,616

       Total advertising

66,317

58,500

123,185

104,191

Circulation and other

   Comparable operations

20,541

20,372

39,863

39,300

   Newly-acquired operations

         957

         417

      2,444

         417

       Total circulation and other

21,498

20,789

42,307

39,717

       Total

    87,815

    79,289

  165,492

  143,908

   Total segment revenues

$437,790

$393,586

$839,411

$751,816

(*)    The increase in Dow Jones Newswires revenue in the second quarter of 2004 was largely due to acquisitions.

(**)  Includes WSJ.com, related vertical sites, licensing/business development and radio/audio.

See notes to financial information on page 10.

Dow Jones & Company

Statistical Information

(Unaudited)

Quarters Ended June 30

Six Months Ended June 30

2004

2003

2004

2003

Advertising Volume

Year-Over-Year Percentage Change:

The Wall Street Journal

   General

15.2%

(15.4)%

3.9%

(7.4)%

   Technology

(27.9)

(3.2)

(16.3)

(15.7)

   Financial

5.3

(14.5)

24.5

(26.9)

   Classified

10.5

11.1

9.2

13.1

 Total

3.3

(7.9)

4.7

(9.4)

The Asian Wall Street Journal

5.0

(4.9)

6.3

(0.3)

The Wall Street Journal Europe

8.6

4.9

10.9

12.6

Barron’s

21.1

(22.9)

21.5

(20.4)

Ottaway Newspapers (*)

   Daily

3.8

(2.9)

3.2

(1.8)

   Non-daily

13.2

0.3

13.2

1.5

    Total

5.5

(2.4)

4.9

(1.3)

Wall Street Journal advertising as a

 percentage of total Journal linage:

    General

44.0%

39.4%

40.9%

41.2%

    Technology

14.8

21.2

15.3

19.2

    Financial

17.6

17.3

20.0

16.8

    Classified

23.6

22.1

23.8

22.8

Other statistics:

June 30

June 30

2004

2003

Dow Jones Newswires terminals

291,000

297,000

WSJ.com subscribers

684,000

671,000

WSJ.com unique visitors/business day

143,000

127,000

Average monthly unique visitors to the Journal Network (**)

4,172,000

n/a

Average monthly page views to the Journal Network (**)

66,438,000

n/a

(*) Percentage excludes divested/newly-acquired operations.

(**) Beginning in the second quarter of 2004, page views and unique visitors statistics for the Journal Network have been calculated using a new measurement technology.  Prior year figures are not available on a comparable basis.  The Journal Network consists of WSJ.com and related vertical sites.

Dow Jones & Company

Notes to Financial Information

1.  The Company’s calculation of net income, operating income and earnings per share excluding special items may not be comparable to similarly titled measures reported by other companies, since companies and investors may differ as to what type of events warrant adjustment.  Net income, operating income and earnings per share excluding special items are not measures of performance under generally accepted accounting principles and should not be construed as substitutes for consolidated net income, operating income and earnings per share as a measure of performance.  However, management uses these measures in comparing the Company’s historical performance and believes that they provide meaningful and comparable information to investors to assist in their analysis of the Company’s performance relative to prior periods and its competitors.

2.  The following table reconciles reported results to income adjusted for special items for the second quarter and the six months ended June 30, 2004 and 2003.

Quarters Ended June 30

(in millions, except

2004

2003

per share amounts)

Operating

Net

EPS

Operating

Net

EPS

Reported income

$56.3

$34.0

$.41

$53.2

$30.8

$.38

Adjusted to remove:

Included in operating income:

  Gain from business interruption

    insurance claim (a)

18.4

11.1

.14

Included in non-operating income:

  Contract guarantee  (b)

(1.8)

(.02)

(2.5)

(.03)

  Gain on disposition of investment (c)

_____

      1.8

  .02

____

____

___

Adjusted

$56.3

$34.0

$.41

$34.8

$22.2

$.27

Six Months Ended June 30

(in millions, except

2004

2003

per share amounts)

Operating

Net

EPS

Operating

Net

EPS

Reported

$90.0

$51.9

$.63

$70.8

$97.8

$1.19

Adjusted to remove:

Included in operating income:

  Reversal of lease obligation

   reserve – WFC (a)

2.8

1.7

.02

  Gain from business interruption

    insurance claim (a)

18.4

11.1

.14

Included in non-operating income:

  Contract guarantee (b)

(3.8)

(.04)

(5.1)

(.06)

  Gain on disposition of investment (c)

1.8

.02

  Gain on resolution of Telerate sale

     loss contingencies (d)

____

_____

____

____

  59.8

   .73

Adjusted

$87.3*

$52.2

$.63

$52.4

$31.9*

$  .39*

* The sum of the individual amounts does not equal the total due to rounding.

Dow Jones & Company

Notes to Financial Information

(a) Restructuring charges and September 11 related items, net:

Reversal of lease obligation reserve – World Financial Center (WFC):

In the fourth quarter 2001, the Company recorded a charge of $32.2 million as a result of its decision to permanently re-deploy certain personnel and abandon four of seven floors that were leased at its World Financial Center headquarters.  This charge primarily reflected the Company’s rent obligation through 2005 on this vacated space.

In the first quarter 2004, the Company decided to extend the term of its lease for one of the floors that was previously abandoned.  The Company will re-occupy this floor with personnel from another New York location, whose lease term was expiring.  As a result, the Company reversed $2.8 million ($1.7 million, net of taxes, or $.02 per diluted share) of the remaining lease obligation reserve of the previously abandoned floor at WFC.

Gain from business interruption insurance claim

In the second quarter of 2003, the Company recorded a gain of $18.4 million ($11.1 million after taxes, or $.14 per diluted share) reflecting the settlement of its business interruption insurance claim for loss of operating income suffered as a result of the terrorist attacks on the World Trade Center on September 11, 2001.

(b) Contract guarantee:

Under the terms of the Company's 1998 sale of Telerate to Bridge Information Systems (Bridge), Dow Jones retained its guarantee of payments under certain circumstances of certain minimum payments for data acquired by Telerate from Cantor Fitzgerald Securities (Cantor) and Market Data Corporation (MDC).  The annual minimum payments average approximately $50 million per year through October 2006 under certain conditions.  Bridge agreed to indemnify Dow Jones for any liability Dow Jones incurred under the contract guarantee with respect to periods subsequent to Bridge's purchase of Telerate.  In 2000, based in part on uncertainty with Bridge's solvency as well as other factors, the Company established a reserve of $255 million representing the net present value of the total minimum payments of about $300 million from 2001 through October 2006, using a discount rate of 6%.  Bridge filed for bankruptcy in February 2001 but made payments for this data for the post-petition periods through October 2001, when Telerate ceased operations, went out of business, sold certain assets and rejected its contracts with Cantor and MDC.  The Company is now in litigation with Cantor and MDC with respect to their claims for amounts due under the contract guarantee.  The Company has various substantial defenses to these claims and the litigation is proceeding.

Earnings in 2004 and 2003 have included charges related to the accretion of the discount on the reserve balance.  These charges totaled $1.8 million and $2.5 million in the second quarters of 2004 and 2003, respectively.  For the first six months of 2004 and 2003, charges related to the accretion of discount totaled $3.8 million and $5.1 million, respectively.

(c) Gain on disposition of investment:

On April 2, 2004, simultaneous with the Company’s acquisition of the remaining interest in the news operations of Vereinigte Wirtschaftsdienste GmbH (“VWD”), VWD sold its non-news assets to a third party, resulting in cash proceeds to Dow Jones of $6.7 million.  Dow Jones was a minority shareholder in VWD.

As a result of this sale, the Company recorded an after-tax gain of $1.8 million, or $.02 cents per diluted share, in the second quarter of 2004.

(d) Gain on resolution of Telerate sale loss contingencies:

In the first quarter of 2003, the Company recorded a gain of $59.8 million ($.73 per diluted share) on the resolution of certain loss contingencies resulting from the sale of its former Telerate subsidiary to Bridge Information Systems (Bridge).  The reserve for loss contingencies was established as part of the loss on sale of Telerate in 1998 and related to various claims that arose out of the Stock Purchase Agreement, including a purchase price adjustment related to working capital, an indemnification undertaking and other actual and potential claims and counter-claims

Dow Jones & Company

Notes to Financial Information

between the Company and Bridge.   In February 2001, Bridge declared bankruptcy.  In March 2003, these matters were resolved by the bankruptcy court, and the Company’s contingent liabilities were thereby extinguished.

3. The Company made the following acquisitions during the first half of 2004 and 2003.

Acquisition of Remaining Interest in VWD news operations in 2004

On April 2, 2004, the Company acquired the remaining interest in the news operations of Vereinigte Wirtschaftsdienste GmbH (“VWD”), a German newswires business, for $12.1 million.  The acquired business consists of financial newswires and business newsletters, which have been combined into the Company’s Dow Jones Newswires business, under the brand name Dow Jones-VWD News.  Dow Jones was a minority shareholder in VWD.

Acquisition of Alternative Investor in 2004

On March 19, 2004, the Company completed its acquisition of Alternative Investor from Wicks Business Information for $85 million plus net working capital.  The $85 million purchase price could be increased by $5 million, payable in 2008, based on the performance of the acquired business.  The acquisition was funded by the issuance of debt under the Company’s commercial paper program.

Alternative Investor is a provider of newsletters, databases and industry conferences for the venture-capital and private-equity markets, and has been combined into the Company’s Dow Jones Newswires business.

Acquisition of The Record of Stockton, California in 2003

On May 5, 2003, the Company's Ottaway Newspaper subsidiary acquired The Record of Stockton, California from Omaha World-Herald Company for $144 million in cash, plus net working capital.  The Record has daily paid circulation of 59,271 and Sunday circulation of 72,698.

4. Restructuring charges and September 11 related items, net are not included in segment expenses, as management evaluates segment results exclusive of these items.  For information purposes, the reversal of the lease obligation reserve in 2004 and the gain from insurance claim in 2003 allocable to each segment for the quarters and six months ended June 30, 2004 and 2003 were as follows:

(in thousands)

Quarters Ended June 30

Six Months Ended June 30

2004

2003

2004

2003

Print Publishing

$17,422

$2,631

$17,422

Electronic Publishing

951

125

951

Community newspapers

Corporate

_______

         35

         5

         35

Total income

         -

$18,408

$2,761

$18,408

5. The Company's business and financial news and information operations are reported in two segments: print publishing and electronic publishing.  The results of the Company's Ottaway Newspapers subsidiary, which publishes 15 daily newspapers and more than 30 weeklies and shoppers in nine states in the U.S., are reported in the community newspaper segment.  Print publishing includes the global operations of The Wall Street Journal and its international editions, as well as Barron's and U.S. television operations (results of the Company's international television ventures are included in equity in earnings of associated companies).  Electronic publishing includes the operations of Dow Jones Newswires, Consumer Electronic Publishing and Dow Jones Indexes/Ventures.

Dow Jones & Company

Notes to Financial Information

6. Summarized financial information for 50% held equity-basis investments in associated companies is as follows (amounts are at 100% levels):

(in thousands)

Quarters Ended June 30

Six Months Ended June 30

2004

2003

2004

2003

   Factiva

    Revenues

$66,637

$61,804

$130,171

$123,957

    Operating income

8,709

2,608

12,969

4,892

    Depreciation and amortization

3,340

3,213

6,442

6,415

   SmartMoney

    Revenues

$12,904

$12,251

$25,074

$  24,344

    Operating loss

(88)

(1,116)

(586)

(1,028)

    Depreciation and amortization

211

455

422

895

   CNBC International (*)

    Revenues

$11,629

$  9,851

$20,486

$  18,152

    Operating loss

(6,429)

(5,295)

(14,995)

(12,926)

    Depreciation and amortization

785

968

1,741

1,966

(*) Includes the results of CNBC Europe and CNBC Asia.